                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      November 21, 1996
                                                -------------------------------









                          SEARCH CAPITAL GROUP, INC.
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            (Exact name of registrant as specified in its charter)







         DELAWARE                       0-9539                 41-1356819
-----------------------------  -------------------------   --------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)



    700 N. PEARL STREET
       SUITE 400
      DALLAS, TEXAS                                            75201-7490
-----------------------------------------               -----------------------
(Address of principal executive offices)                      (Zip Code)







Registrant's telephone number, including area code        (214) 965-6000
                                                   ----------------------------






                                NOT APPLICABLE
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5. Other Events.

     On November 22, 1996, Registrant announced that it had dropped its lawsuit against two of its directors, Messrs. Craig Hall and Larry E. Levey, and Hall Financial Group, Inc. and Hall Phoenix/Inwood, Ltd., companies controlled by Mr. Hall.

     Pursuant to the settlement agreement entered into on November 21, 1996, Registrant has paid Hall Phoenix/Inwood, Ltd. $4,000,000 in cash and $5,000,000 in a subordinated debenture to acquire all of the common and preferred stock and warrants of Registrant owned by Hall Phoenix/Inwood, Ltd. and to settle all claims against Registrant. The parties also agreed to dismiss all litigation and mutually release each other, and Messrs. Hall and Levey, Hall Financial Group, Inc. and Hall Phoenix/Inwood, Ltd. agreed that, for a period of five years, they will refrain from taking substantially any actions with respect to Registrant. In addition, Messrs. Hall and Levey resigned from Registrant's Board of Directors.

     Effective November 22, 1996, Registrant effected a one-for-eight "reverse" split of its issued and outstanding shares of common and preferred stock.




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

Exhibit No.    Description
-----------    -----------

   10.1 Compromise and Settlement Agreement by and among Craig Hall, Larry Levey, Hall Financial Group, Inc., Phoenix/Inwood Corp. and Hall Phoenix/Inwood, Ltd. and Registrant effective as of November 21, 1996

   10.2 Mutual Release Agreement effective as of November 21, 1996 by and among Registrant, George C. Evans, Craig Hall, Larry Levey, Hall Financial Group, Inc., Phoenix/Inwood Corp. and Hall Phoenix/Inwood, Ltd.

   10.3 Standstill Agreement effective as of November 21, 1996 by and among Registrant, Craig Hall, Larry Levey, Hall Financial Group, Inc., Phoenix/Inwood Corp. and Hall Phoenix/Inwood, Ltd.

   10.4 Subordinated Note dated November 21, 1996 in the principal amount of $5,000,000.




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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SEARCH CAPITAL GROUP, INC.



                                             By:     /s/ ROBERT D. IDZI
                                                -------------------------------
                                                Robert D. Idzi
                                                Senior Executive Vice President

Dated: December 2, 1996




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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.    Description
-----------    -----------

   10.1 Compromise and Settlement Agreement by and among Craig Hall, Larry Levey, Hall Financial Group, Inc., Phoenix/Inwood Corp. and Hall Phoenix/Inwood, Ltd. and Registrant effective as of November 21, 1996

   10.2 Mutual Release Agreement effective as of November 21, 1996 by and among Registrant, George C. Evans, Craig Hall, Larry Levey, Hall Financial Group, Inc., Phoenix/Inwood Corp. and Hall Phoenix/Inwood, Ltd.

   10.3 Standstill Agreement effective as of November 21, 1996 by and among Registrant, Craig Hall, Larry Levey, Hall Financial Group, Inc., Phoenix/Inwood Corp. and Hall Phoenix/Inwood, Ltd.

   10.4 Subordinated Note dated November 21, 1996 in the principal amount of $5,000,000.